UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2026

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Sculptor Diversified Real Estate Income Trust, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 7, 2026 (the “Initial Form 8-K”). As previously reported in the Initial Form 8-K, on May 1, 2026, the Company, through its wholly owned subsidiary MIH Investor LLC, entered into a joint venture (the “MIH Member JV”) with other investment funds managed by affiliates of Sculptor Advisors LLC, the Company’s adviser. Also on May 1, 2026, the MIH Member JV entered into a joint venture (the “MIH JV”) with Trinity Hotel Acquisitions LLC. On May 1, 2026, the MIH JV acquired the JW Marriott Marco Island Beach Resort (the “Property”).

This Amendment No. 1 is being filed solely to include the financial information related to the Company’s acquisition of the Property through its investment in MIH Member JV, as required by Rule 3-05 of Regulation S-X and as modified pursuant to Rule 3-13 of Regulation S-X. Additionally, this Amendment No. 1 presents the required pro forma financial information required by Article 11 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following financial statements and accompanying note are filed as Exhibit 99.1 to this report and incorporated in their entirety herein by reference:

Report of Independent Registered Public Accounting Firm;

Audited Statements of Revenues and Certain Expenses for the years ended December 31, 2025 and 2024; and Unaudited Statements of Revenues and Certain Expenses for the three months ended March 31, 2026 and 2025 and accompanying notes

(b) Pro Forma Financial Information

The following financial information is filed as Exhibit 99.2 to this report and incorporated in its entirety herein by reference:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026

(d) Exhibits

Exhibit No.	Description

99.1
Audited Statements of Revenues and Certain Expenses for the years ended December 31, 2025 and December 31, 2024 and Unaudited Statements of Revenues and Certain Expenses for the three months ended March 31, 2026 and March 31, 2025 and accompanying notes

99.2	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Anthony Boni
Name:	Anthony Boni
Title:	Chief Financial Officer

Date:	July 17, 2026